                                                                  EXHIBIT (e)(1)

INSTRUCTIONS: FURNISH INFORMATION ON SPOUSE AND/OR DEPENDENT CHILDREN ONLY IF PROPOSED FOR                   USE PERMANENT BLACK INK
INSURANCE. "JUVENILE" MEANS PROPOSED INSURED IS AGE 0-14.                                              THIS FORM TO BE PHOTOGRAPHED.

APPLICATION TO THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, SPRINGFIELD, ILLINOIS 62713
(PRINT ALL NAMES IN FULL - NOT INITIALS)
------------------------------------------------------------------------------------------------------------------------------------
1.  a. PROPOSED INSURED                             SEX            BIRTHDATE      AGE NEAREST
                                                (Circle One)      Mo. Day  Yr.     BIRTHDAY                   BIRTHPLACE
                                               -------------------------------------------------------------------------------------
       Social Security No.                        M or F                                           City:
                                                                                                  ----------------------------------
                    __           __                                                                State:
------------------------------------------------------------------------------------------------------------------------------------
    b. SPOUSE or APPLICANT for Juvenile Policy

       Social Security No.                        M or F                                           City:
                                                                                                  ----------------------------------
                    __           __                                                                State:
------------------------------------------------------------------------------------------------------------------------------------
DEPENDENT CHILDREN Proposed for Insurance.  (List each natural, adopted, or stepchild living with Proposed Insured who has not
                                           -----------------------------------------------------------------------------------------
reached his or her 18th birthday.)                  SEX            BIRTHDATE      NEAR    HT.      WT.        BIRTHPLACE
                                                (Circle One)      Mo. Day  Yr.    AGE   Ft. In.    Lbs.     City and State
                                           -----------------------------------------------------------------------------------------
c.                                                 M or F
------------------------------------------------------------------------------------------------------------------------------------
d.                                                 M or F
------------------------------------------------------------------------------------------------------------------------------------
e.                                                 M or F
------------------------------------------------------------------------------------------------------------------------------------
f.                                                 M or F
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDRESS of Proposed Insured or Applicant for Juvenile Policy       b. BUSINESS
    a. RESIDENCE                                                          Name: ____________________________________________________
       St. and No. (R.R.)__________________________________________       St. and No. ______________________________________________
       City, State, Zip ___________________________________________       City, State, Zip__________________________________________

    SEND MAIL TO: [_]Proposed Insured's Residence [_]Applicant's Residence [_]Business Address [_]Owner's Address (see Section 7)
    IF JUVENILE - Does Proposed Insured reside with Applicant? [_] Yes [_] No If "No," state name __________________________________
    relationship_______________________________ and address of person with whom Proposed Insured resides
    ________________________________________________________________________________________________________________________________
      St. and No.                      City                                      State                                         Zip
------------------------------------------------------------------------------------------------------------------------------------
3.  PLAN OF INSURANCE DESCRIPTION                                      c. [_] Participating                 d. Benefits
    a. Basic Plan         See Supplement Attached.                            [_] Additions                 [_] Waiver of Premium
    b. IF FACE AMOUNT REQUEST                                                 [_] Accumulations             [_] ADB $ ______________
       Amount of Insurance: $ _________________________________               [_] Prem. Reductions          [_] GIO $ ______________
                            OR                                                [_] Cash                      [_] Auto Prem. Loan
                                                                          [_] Nonparticipating              [_] Prem. Dep. Prov.
       No. of Units (if base is family plan) __________________                                             [_] Payor Insurance
------------------------------------------------------------------------------------------------------------------------------------
4.  IF PREMIUM REQUEST:                              b. Rider Premiums: [_] Included         c. Benefit Premiums: [_] Included
    a. Amount of Premium $ _______________________                      [_] To Be Added                           [_] To Be Added

------------------------------------------------------------------------------------------------------------------------------------
5.  a. FREQUENCY: [_]Ann. [_]S.A. [_]Qtrly. [_]Mo. [_]Single  b. Method: [_]Bank Draft [_]Sal. Allot. [_]Mil. Allot. [_]Family
                  [_]Regular

------------------------------------------------------------------------------------------------------------------------------------
6.  RIDER(S):                                                             b. RIDER ON SPOUSE:
    a. TERM RIDERS ON PROPOSED INSURED:                                      Plan__________________________  Amt. $ ________________
       Plan ____________________________    Amt. $ _____________          c. FAMILY PLAN RIDER:
       Plan ____________________________    Amt. $ _____________             Plan _________________________  No. of Units __________
       Plan ____________________________    Amt. $ _____________             Plan _________________________  No. of Units __________

------------------------------------------------------------------------------------------------------------------------------------
7.  a. IF OWNER IS OTHER THAN PROPOSED INSURED:                           b. IF PARTNERSHIP, LIST NAMES OF ALL PARTNERS:

       Name ____________________________________________________             _______________________________________________________
       Address _________________________________________________             _______________________________________________________
               _________________________________________________             (Signature of Owner required in Section 24)
------------------------------------------------------------------------------------------------------------------------------------
8.  OWNERSHIP OF JUVENILE POLICY. Show relationship of Applicant to Proposed Insured ________________ and check either a. or b.
    a. [_] Until Proposed Insured's 21st birthday, Applicant to be Owner while living, otherwise

           _________________________________________________________________________________________________________________________
                                            (Print Full Name and Relationship to Proposed Insured)
           while living, otherwise the Proposed Insured. Proposed Insured to be Owner after 21st birthday.
    b. [_] Applicant to be permanent owner.
------------------------------------------------------------------------------------------------------------------------------------
9.  OWNERSHIP OF FAMILY POLICY. Unless otherwise provided in Item 10, the Owner shall be the Proposed Insured. After the death of the Proposed Insured, the Owner shall be: (check one box only)
    [_]Spouse named on line 1.b    OR [_] ____________________________________________________   ___________________________________
                                                            Print full name                       Relationship to Proposed Insured
------------------------------------------------------------------------------------------------------------------------------------
10. SPECIAL REQUESTS

Form AF9349                                                        PART 1/Page 1

Form AF9349                                                                                                       PART 1/Page 2
_______________________________________________________________________________________________________________________________
11  FOR HOME OFFICE ADMINISTRATIVE CHANGES ONLY.


_______________________________________________________________________________________________________________________________

12. a. BENEFICIARY FOR PROPOSED INSURED (Show Relationship of each Beneficiary to Proposed Insured)

       Primary __________________________________________________  Contingent _________________________________________________

       __________________________________________________________  ____________________________________________________________
       ________________________________________________________________________________________________________________________

    b. BENEFICIARY FOR SPOUSE (Omit for PCP Basic Plan) _________  c  BENEFICIARY FOR CHILDREN ________________________________

       ________________________________________________________________________________________________________________________

       IF FAMILY POLICY, final Beneficiary for each person insured shall be the executors or administrators of such person.
_______________________________________________________________________________________________________________________________

13  a. OCCUPATION OF APPLICANT OR PROPOSED INSURED ______________________________________________________ for ___________ years
       Employer __________________________________________  Address ___________________________________________________________
       Type of Business __________________________________          ___________________________________________________________
       Duties _________________________________________________________________________________________________________________
       Do you contemplate any change in occupation?  [ ] No [ ] Yes, give details______________________________________________
       ________________________________________________________________________________________________________________________

    b. (If Spouse to be insured) Occupation of Spouse ___________________________________________________ for ___________ years
       Employer __________________________________________  Address ___________________________________________________________
       Type of Business __________________________________          ___________________________________________________________
       Duties _________________________________________________________________________________________________________________
       Does spouse contemplate any change in occupation?  [ ] No [ ] Yes, give details_________________________________________
       ________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________

14. AMOUNT OF INSURANCE IN FORCE OR
    CURRENTLY APPLIED FOR ON:               -----------------------------------------------------------------------------------
                                                    Name of Company           Face Am't.        ADB              Year Issued
    a. Proposed Insurance      [ ] None     -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

    b. Spouse or Applicant for              -----------------------------------------------------------------------------------
       Juvenile Policy         [ ] None     -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------
                                            -----------------------------------------------------------------------------------

    c. Will Proposed Insured Juvenile have more life insurance than other juveniles in the family?   [ ] No  [ ] Yes
       If yes, explain ________________________________________________________________________________________________________
       ________________________________________________________________________________________________________________________

    d. Has any person proposed for insurance ever had an application for insurance or reinstatement of insurance declined, postponed, rated, or modified? [ ] No [ ] Yes If yes-give name, date, company, and reason ______________________________
       ________________________________________________________________________________________________________________________

    e. Do you intend the replacement or change of any of your existing life insurance policies or annuities in connection with your pending application for new life insurance? [ ] No [ ] Yes If yes, give name and details __________________________
       ________________________________________________________________________________________________________________________
_______________________________________________________________________________________________________________________________

                                                                                -----------------------------------------------
 15. HAS ANY PERSON PROPOSED FOR INSURANCE:                                     Proposed Insured          Spouse or Applicant
     a.   Smoked within the last 12 months? .................................   [_] Yes    [_] No         [_] Yes      [_] No
     b.   Every received treatment or joined an organization because of
          alcohol or drug dependence or abuse? ..............................   [_] Yes    [_] No         [_] Yes      [_] No
     c.   Within the past three years, been convicted of a motor vehicle moving violation, or had driver's license suspended or
          revoked? ..........................................................   [_] Yes    [_] No         [_] Yes      [_] No
          List driver's license number and state ............................   #________________         #__________________
     d.   Flown as a pilot or crew member within the past two years or
          plan to do so in the future? ......................................   [_] Yes    [_] No         [_] Yes      [_] No
          If yes, do you agree to accept any policy issued hereon with an
          aviation exclusion rider? .........................................   [_] Yes    [_] No         [_] Yes      [_] No
          If no, submit Aviation Questionnaire.
     e.   Participated in any hazardous sports within the past two years such as sky, skin, or scuba diving, motor racing, hang gliding--
          or plan to? .......................................................   [_] Yes    [_] No         [_] Yes      [_] No
          If yes, complete appropriate questionnaire.
     f.   Intentions of traveling or residing outside of the U.S. or
          Canada? ...........................................................   [_] Yes    [_] No         [_] Yes      [_] No
     g.   Within the past ten years
          (1)  had or been told that he/she had Acquired Immune Deficiency
               Syndrome ("AIDS"), or AIDS related conditions? ...............   [_] Yes    [_] No         [_] Yes      [_] No
          (2)  received advice or treatment in connection with either of
               the categories mentioned in (1) above? .......................   [_] Yes    [_] No         [_] Yes      [_] No
          (3)  tested positive for antibodies to the AIDS (Human T-cell
               Lymphotropic, Type III; HTLV-III) virus? .....................   [_] Yes    [_] No         [_] Yes      [_] No
                                                                                -----------------------------------------------

     GIVE DETAILS TO "YES" ANSWERS _____________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________
________________________________________________________________________________

                                  NON-MEDICAL
________________________________________________________________________________
 16. ON PROPOSED INSURED:
     a. Height ____Ft. ____In. b. Weight ____lbs. c. Change of weight in last year? [_] None Gain____lbs. Loss____lbs.
     d. Name and address of your personal physician __________________________ (If none, so state)
     e.   Date and reason last consulted? ______________________________________
     f.   What treatment was given or medication prescribed? ___________________
     g. How many years personal physician?_______. If less than 2 years, who was previous physician?
          ______________________________________________________________________
________________________________________________________________________________
 17. ON SPOUSE, IF SPOUSE TO BE INSURED:
     a. Height ____Ft. ____In. b. Weight ____lbs. c. Change of weight in last year? [_] None Gain____lbs. Loss____lbs.
     d.   Name and address of spouse's personal physician _________________
          (If none, so state)
     e.   Date and reason last consulted? ______________________________________
     f.   What treatment was given or medication prescribed? ___________________
     g. How many years personal physician?_______. If less than 2 years, who was previous physician?
          ______________________________________________________________________
Form AF9349                                                        PART 1/Page 3

Form AF9349                                                        PART 1/Page 4

____________________________________________________________________________________________________________________________________
18. FAMILY RECORD OF PROPOSED INSURED                If Living                                       If Dead
                                        --------------------------------------------------------------------------------------------
                                             Age               State of Health          Age of Death         Cause of Death
                                        --------------------------------------------------------------------------------------------
     Mother
     -------------------------------------------------------------------------------------------------------------------------------
     Father
     -------------------------------------------------------------------------------------------------------------------------------
     Brothers/Sisters
     -------------------------------------------------------------------------------------------------------------------------------
 (Check appropriate boxes for questions 19-21)                                             Proposed       Spouse or      Dependent
 19. HAS ANY PERSON PROPOSED FOR INSURANCE EITHER CURRENTLY WITHIN THE PAST                Insured        Applicant      Children
     FIVE YEARS:                                                                          YES    NO       YES    NO      YES   NO
     a.   Consulted, been examined or treated by any physician or
          practitioner? .............................................................     [_]    [_]      [_]    [_]     [_]   [_]
     b.   Had an X-ray, electrocardiogram, or other diagnostic test? ................     [_]    [_]      [_]    [_]     [_]   [_]
     c.   Had observation or treatment at a clinic, hospital, sanitorium,
          or other medical facility? ................................................     [_]    [_]      [_]    [_]     [_]   [_]
     d.   Contemplated any surgical prodecure or hospitalization or sought
          any other medical advice? .................................................     [_]    [_]      [_]    [_]     [_]   [_]
____________________________________________________________________________________________________________________________________
 20. HAS ANY PERSON PROPOSED FOR INSURANCE EVER BEEN TREATED FOR OR HAD ANY
     KNOWN INDICATION OF:
     a.   Chest pain, high blood pressure, heart murmur, heart attack, or
          other disorder of the heart or blood vessels? .............................     [_]    [_]      [_]    [_]     [_]   [_]
     b.   Cancer, tumor, cyst, disease of skin or lymph glands? .....................     [_]    [_]      [_]    [_]     [_]   [_]
     c.   Asthma, bronchitis, emphysema, shortness of breath, or other
          disease of the lungs or chronic respiratory disorder? .....................     [_]    [_]      [_]    [_]     [_]   [_]
     d.   Diabetes; thyroid or other endocrine disorders? ...........................     [_]    [_]      [_]    [_]     [_]   [_]
     e.   Fainting, epilepsy, seizures, paralysis or stroke; depression or any other nervous or mental disorder, abnormality of the
          brain? ....................................................................     [_]    [_]      [_]    [_]     [_]   [_]
     f.   Hernia, ulcer, or other disorder of the stomach, gall bladder,
          liver, intestines, or rectum? .............................................     [_]    [_]      [_]    [_]     [_]   [_]
     g.   Sugar or albumin in urine; stone or other disorder of kidney,
          bladder, prostate; disorder of reproductive organs? .......................     [_]    [_]      [_]    [_]     [_]   [_]
     h.   Disorder of muscles, bone, joint, back, spine; arthritis; or
          amputation? ...............................................................     [_]    [_]      [_]    [_]     [_]   [_]
     i.   Anemia or other disorder of the blood? ....................................     [_]    [_]      [_]    [_]     [_]   [_]
     j.   Disorder of eyes, ears, nose, or throat? ..................................     [_]    [_]      [_]    [_]     [_]   [_]
____________________________________________________________________________________________________________________________________
 21. IS ANY PERSON TO BE INSURED NOW PREGNANT? ......................................     [_]    [_]      [_]    [_]     [_]   [_]
____________________________________________________________________________________________________________________________________
 22. DETAILS OF QUESTIONS 19 THROUGH 21 ANSWERED "YES" ABOVE:
____________________________________________________________________________________________________________________________________
 First Name      Ques.     Date           Ailment             Treatment                 Name & Address of Attending Physician
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

23.  ------------  Enter identifying (Social Security) number of OWNER, if not shown in item 1. INCLUDE ALL HYPHENS.

     ------------

Instructions: If you have been notified that you are subject to back-up withholding due to failure to report all interest and dividends and you have not been advised by the Internal Revenue Service that back-up withholding has terminated, you must strike out the language in number "2".

CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to back up withholding either because I have not been notified that I am subject to back-up withholding as a result of a failure to report all interest or dividends or the Internal Revenue Service has notified me that I am no longer subject to back up withholding.

--------------------------------------------------------------------------------

24. THERE HAS BEEN PAID TO THE AGENT THE SUM OF $__________________________ IN CASH, ON ACCOUNT OF THE FIRST PREMIUM. (SEE CONDITIONAL PREMIUM RECEIPT.)
          IT IS REPRESENTED that the statements and answers on this form and any supplement hereto and those given to the medical examiner on Part 2, if required, are full, complete and true to the best of my knowledge and belief IT IS AGREED that:

          1. the only statements which are to be considered as the basis of the policy are those in the application including Part 2, if required; and any supplement hereto;
          2. no waiver or modification shall bind the American Franklin Life Insurance Company (American Franklin) unless in writing and signed by the President or Secretary;
          3. NO INSURANCE SHALL BE CONSIDERED IN EFFECT UNDER THIS APPLICATION:
             a. except as may be provided in a Conditional Premium Receipt bearing the same date as this application; and
             b. unless and until the application is approved and accepted by
                American Franklin at its Home Office; and
             c. the policy has been manually delivered to and accepted by the
                Owner during the lifetime and continued insurability of each person proposed for insurance; and
             d. the first premium has been paid in full.

          American Franklin may indicate administrative changes in Item 11 on Page One--For Home Office Administrative Changes only. Any other changes in this application shall be subject to written consent by the owner.

          American Franklin is authorized to obtain medical and other information. This is to be done in order to evaluate this application for life insurance.

          AUTHORIZATION: I authorize: any physician; any practitioner; and hospital; any clinic; any other medical or medically related facility; The Veterans Administration; the employer of any person named in Item 1.; American Franklin's reinsurers; insurance support organizations; authorized representatives; the Medical Information Bureau; or any insurance company; who have information about the care, advice or treatment of any person named in Item 1, to furnish such information to American Franklin or its reinsurers. This authorization is to include information about drugs, alcoholism or mental illness.

          American Franklin or its reinsurers are authorized to make a brief report regarding any person named in Item 1. to other life insurance companies to whom such person has applied or may apply.

          A photographic copy of this authorization will be as valid as the original.

Dated at _____________________________ this _____ day of  ________________, 19__
                 City & State

______________________________   _______________________________________________
     Signature of Agent             Signature of Proposed Insured or Applicant
                                              (if Juvenile Policy)

______________________________   _______________________________________________
                                      Signature of Owner (if other than above)

______________________________   _______________________________________________


______________________________   _______________________________________________

Form AF9349                                                        PART 1/Page 5

                                  FAILURE TO ANSWER THE FOLLOWING QUESTIONS WILL
                                       DELAY CONSIDERATION OF APPLICATION

                          AGENT'S CONFIDENTIAL REPORT

1.   Applicant is:   [_] Single             [_] Married            [_] Divorced           [_] Widowed            [_] Separated

2.   Applicant phone: Home (   ) _____________________________________  Business (   ) _______________________________________

     Please indicate best time to call: Home _________________________  Business _____________________________________________

3.   How long have you known applicant? ______________________________

4.   What is applicant's worth? $ ____________________________________  Annual Earned Income $ _______________________________

5.   Indicate supplemental income (investment income, pension, social security, etc.) $ ______________________________________

6.   If PRD granted (check one): [_] Increase Face Amount [_] Decrease Premium

7.   Application submitted on: [_] Medical [_] Nonmedical Basic.
     If Medical, which person(s) proposed for coverage is to be examined? ____________________________________________________

     Appointment Date ________________________________________________  Which Examiner_________________________________________

8.   Application submitted on: [_] Inspection [_] Non-Inspection Basic.

9.   Is applicant related to you? [_] Yes [_] No
     If "Yes," state relationship ___________________________________________________________________________________________

10.  Did you personally READ EACH QUESTION TO THE APPLICANT AND RECORD ANSWERS EXACTLY AS GIVEN, and
     did you witness the signing of the application? [_] Yes [_] No

11.  Did you give Consumer Report Notification and Medical Information Bureau Notification to applicant? [_] Yes [_] No

12.  Is the policy(ies) applied for suitable to meet the needs of the applicant(s)? [_] Yes [_] No

13.  Do you have knowledge or reason to believe that replacement of existing insurance or annuities may be involved?
     [_] Yes [_] No if "Yes," give details. _________________________________________________________________________________
     ________________________________________________________________________________________________________________________

14.  Did you personally see each person to be insured? [_] Yes [_] No

     If "No," give details.__________________________________________________________________________________________________
     ________________________________________________________________________________________________________________________

15.  If applicant living at PRESENT ADDRESS LESS THAN 2 YEARS, give previous address(es)--2 years required.

     St. and No. (or R.R.) __________________________________________________________________________________________________

     City and State _________________________________________________________________________________________________________

16.  a.   If applicant married, what was prior name? ________________________________________________________________________

     b.   Date of marriage ___________________________________________________________________________________________________

     c.   Spouse's Name _____________________________________________________________________________________________________

     d.   For how much is spouse's life insured? $ __________________________________________________________________________

     e.   If not insured, why not? __________________________________________________________________________________________

17.  If this insurance was SOLICITED ON SUBSTANDARD BASIS show all ratings quoted.

     Name of Person           Rating(s) Quoted      Life Insurance        Accidental Death Benefit      Waiver Disability
     ------------------------------------------------------------------------------------------------------------------------

                                   _____________________________________________
                                   Signature of Agent Making Above Report

                                   _____________________________________________
                                   Signature of General Agent

        THIS RECEIPT MUST NOT BE DETACHED UNLESS SETTLEMENT TOWARD FIRST
              PREMIUM IS COLLECTED AT THE TIME OF APPLICATION.

                    CAUTION: No interim or temporary insurance coverage is afforded under the provisions of this receipt and no insurance will become effective prior to policy delivery and acceptance unless each and every condition specified in paragraph "FIRST" below is fulfilled exactly. No agent of the company and no broker is authorized to alter or waive any of these conditions.

CONDITIONAL PREMIUM RECEIPT

RECEIVED FROM _________________________________ $ _______________ in cash (which is tendered subject to the conditions listed below) on account of the first ____________________________ premium on proposed insurance on the life of
__________________________________________________________________ for which an application is this day made to THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY, Springfield, Illinois 62713.

DATED ________________________ 19___    SIGNED ________________________ AGENT

This receipt shall be void if altered or modified or in any check or draft tendered on account of first premium is not paid when presented for payment.

It is agreed that the tender referred to above is made and accepted subject to the following conditions:

     FIRST. Conditions Under Which Insurance May Become Effective Prior to Policy Delivery and Acceptance. If each and every one of the following conditions have been fulfilled EXACTLY--(a) full initial premium must be paid according to the method of premium payment selected in the application for the amount of insurance applied for; (b) all medical examinations, tests, X-rays and electrocardiograms required by the Company's underwriting rules and standards must be completed within 60 days from the date of the application Part 1; (c) each person proposed for insurance must be on the Effective Date, as defined below, a risk acceptable under the Company's underwriting rules, limits and standards for a policy EXACTLY as applied for without modification and at the rate of premium paid--then insurance as provided by the terms and conditions of the policy applied for and in use by the Company on the Effective Date but for an amount not exceeding that specified in paragraph "SECOND" will become effective as of the Effective Date. "Effective Date" as used herein means the latest of: (a) the date of application Part 1, or (b) the date of completion of all required medical examinations, tests, X-rays and electrocardiograms required by the Company's underwriting rules and standards, or (c) the date, if any, requested in the application.

     SECOND. LIMITS PROVISION: Maximum Amount of Insurance Which May Become Effective Prior to Policy Delivery. The total amount of insurance (life insurance and accidental death benefits) which may become effective prior to the policy delivery shall not exceed $200,000.

     THIRD. Return of Premium Tendered. If one or more of the conditions in paragraph "FIRST" have not been fulfilled EXACTLY there shall be no liability on the part of the Company except to return the premium tendered with this application.

     FOURTH. If the Company does make a counteroffer, no insurance will become effective until the policy has been manually delivered to and accepted by the Proposed Insured, or by the Owner, if other than the Proposed Insured, during the lifetime and continued insurability of each person proposed for insurance and the first premium for the policy offered has been paid in full.

              PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY:
        DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

                     DETACH AND LEAVE WITH PROPOSED INSURED
                (WITH APPLICANT IF PROPOSED INSURED IS AGE 0-14)


                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                          CONSUMER REPORT NOTIFICATION

As part of the Company's customary processing of applications, an investigative consumer report may be prepared. This report may be obtained through personal interviews with friends, neighbors and associates, and it typically concerns information as to character, general reputation, personal characteristics and mode of living, whichever is applicable. Upon written request within a reasonable period of time, a complete and accurate disclosure of the nature and scope of such a report, if one is made, will be provided. (Re: United States FCR Act, 1970).

                    MEDICAL INFORMATION BUREAU NOTIFICATION

     One of the prime objectives of The American Franklin Life Insurance Company is to provide insurance at reasonable cost. The underwriting process
(evaluation of risks) is necessary not only to assure this reasonable cost, but also to assure that each policyholder contributes his fair share of the cost.
In considering your application, information from various sources must, therefore, be considered. These include the results of your physical examination, if required, and any reports we may receive from doctors and hospitals who have attended you.

     Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

     Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. In Canada the address is 330 University Avenue, Suite 403, Toronto, Ontario, Canada M5G1R7, telephone number (416) 863-0518.

     We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or whom a claim for benefits may be submitted.

     The purpose of the Bureau is to protect its members and their policyholders from bearing the expense created by those who would conceal facts relevant to their insurability. Information furnished by the Bureau may alert the insurer to the possible need for further investigation. The Bureau is not a repository of medical reports from hospitals and physicians, and information in the Bureau file does not reveal whether applications for insurance are accepted, rated or declined.

                  THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
                           SPRINGFIELD, ILLINOIS 62713

SUPPLEMENT TO PART I APPLICATION on the life of _______________________________.

The following statements and answers to questions set forth below supplement and constitute a part of my application for insurance in THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY. It is represented that the statements and answers on this Supplement are full, complete and true to the best of my knowledge.

________________________________________________________________________________
        [_] 1.  Single Premium Whole Life
                A.  Initial Death Benefit                          $__________
                B.  Initial Premium                                $__________
                C.  Planned Periodic Premium                       $__________
_______________________________________________________________________________

        [_] II. Universal Life
                A.  Initial Specified Amount                       $__________
                B.  Initial Premium                                $__________
                C.  Planned Periodic Premium                       $__________
                D.  Death Benefit Option (Check One)
                    [_] Option A. The Death Benefit is the greater of:
                               a. the level specified amount: or
                               b. the Applicable Percentage of the accumulated
                                  value on the date of death.
                    [_] Option B. The Death Benefit is the greater of:
                               a. the cash value plus the specified amount; or
                               b. the Applicable Percentage of the accumulated
                                  value on the date of death.
                E.  Additional Benefits/Riders (Check if applicable)
                    [_] Accidental Death Benefit (ADB)
                    [_] Waiver of Insurance Cost (WIC)
                    [_] Future Insurance Purchase Rider(FIPR)
                    [_] Family Rider
                    [_] Child Rider
                    [_] Spouse Rider (Level Term Coverage)
                    [_] Additional Insurance Rider (AIR)
________________________________________________________________________________

        [_] III. _________ Year Level Term
________________________________________________________________________________

        [_] IV. Flexible Premium Variable Universal Life (The reverse side must also be completed.)

                A.  Initial Face Amount                            $__________
                B.  Initial Premium                                $__________
                C.  Planned Periodic Premium                       $__________
                D.  Death Benefit Options (Check One)
                    [_] Option A. The Death Benefit is the greater of:
                               a. the Face Amount of Insurance; or
                               b. the Applicable Percentage of the Amount in the
                                  Policy Account.
                    [_] Option B. The Death Benefit is the greater of:
                               a. the Face Amount of Insurance plus the Amount
                                  in the Policy Account; or
                               b. the Applicable Percentage of the Amount in the
                                  Policy Account.

                E.  Additional Benefit/Riders (Check if applicable)
                    [_] Accidental Death Benefit
                    [_] Disability-Waive Monthly Deductions
                    [_] Term Insurance on Additional Insured
                    [_] Children's Term

Form AF9349-B-Supplement

     FAILURE TO ANSWER THE FOLLOWING QUESTIONS WILL DELAY CONSIDERATION OF
            APPLICATIONS ON THE FLEXIBLE PREMIUM VARIABLE LIFE PLAN.

1.   FLEXIBLE PREMIUM VARIABLE LIFE PLAN

          Initial Allocation Percentages                                       For               For
               (Whole Numbers Only)                                         Premiums         Deductions

               Guaranteed Interest                                         ___________%      ___________%
               Common Stock                                                ___________       ___________
               Money Market                                                ___________       ___________
               Balanced                                                    ___________       ___________
               Aggressive Stock                                            ___________       ___________
               High Yield                                                  ___________       ___________
               Global                                                      ___________       ___________
     ____________________________________________________                  ___________       ___________
     ____________________________________________________                  ___________       ___________
     ____________________________________________________                  ___________       ___________
                                                                              100%               100%

2.   SUITABILITY (ALL SECTIONS A THRU E MUST BE COMPLETED.)

     a.   Have you, the Proposed Insured and the Owner                    b.    Have you, the Proposed Insured and the Owner if
          if other than the Proposed Insured, received a                        other than the Proposed Insured, received a
          Prospectus for the Flexible Premium Variable                          Prospectus for the designated investment company,
          Universal Life policy applied for?                                    The Hudson River Trust applied for?

          _____ Yes ____ No                                                     ____ Yes ____ No

          Date of Prospectus _________________________________                  Date of Prospectus _________________________________
          Date of any Supplement______________________________                  Date of any Supplement______________________________

     c.   Do you understand that under the policy applied for the amount or duration of the death benefit may vary under specified conditions; policy values may increase or decrease in accordance with the investment experience of the Guaranteed Interest
          Division; and the amount payable at the Final Policy Date is not guaranteed but is dependent on the amount then in the
          Policy Accounts? ____ Yes ____ No

     d.   Do you understand that this policy is designed to provide life insurance protection and is not an investment suitable for short-term cash needs? ____ Yes ____ No

     e.   Having had the above explained to you, is the policy in accord with your insurance objectives and your anticipated financial needs? ____ Yes ____ No

Dated at _______________________________________________________ on ________________________________________________________, 19____
         City                                              State

____________________________________________________________________________________________________________________________________
Signature of Proposed Insured or of Applicant, if Proposed Insured is a Child, Issue Age 0-14

____________________________________________________________________________________________________________________________________
Signature of Additional Insured if required

____________________________________________________________________________________________________________________________________
Signature of Owner if not Proposed Insured or Applicant. (If Corp., show firm's name and signature of authorized officer.)

____________________________________________________________________________________________________________________________________
Signature of Registered Representative                                                                                        Date

                                FOR BROKER/DEALER USE ONLY:

               Appropriate Signatory:___________________________________________

                                        Date: __________________________________